CAPITAL APPRECIATION VARIABLE ACCOUNT	HIGH YIELD VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT	MONEY MARKET VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT	TOTAL RETURN VARIABLE ACCOUNT

This SAI supplement supersedes and replaces the Accounts’ SAI supplement dated May 28, 2010.

Effective May 28, 2010, the first paragraph under non-fundamental policy (1) in the sub-section entitled “Investment Restrictions” under the main heading “The Variable Accounts’ Investment Strategies, Risks, and Restrictions” is replaced in its entirety by the following:

Each Variable Account has the following additional non-fundamental policy which may be changed without shareholder approval.

The Money Market Variable Account will not:

(1)	invest in illiquid investments if more than 5% of the Account’s net assets (taken at market value) would be invested in such securities.

Each Variable Account (except the Money Market Variable Account) will not:

(1)
invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Account’s net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Account’s Board of Managers (or its delegee), will not be subject to this 15% limitation.

Effective May 28, 2010, the sub-section entitled “Money Market Variable Account” under the main heading “Determination of the Value of a Variable Account’s Assets” is restated in its entirety as follows:

Money Market Variable Account

Money market instruments are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

The Money Market Variable Account has received an exemptive order dated April 20, 1983, permitting it to use the amortized cost method of valuation to calculate the net asset value of the variable accumulation units of the Money Market Variable Account (the “Amortized Cost Exemptive Order”).

The Board of Managers has established procedures designed to stabilize its net asset value per unit at $1.00. For purposes of the procedures, the Money Market Variable Account’s net asset value per unit calculated using market valuations and amortized cost price per unit is based on treating the assets of the Money Market Variable Account as a separate portfolio paying daily dividends which are reinvested in additional units of such separate portfolio prior to the imposition of insurance charges as permitted by the Amortized Cost Exemptive Order.  The Board of Managers has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the Adviser is responsible for monitoring and notifying the Board of Managers of circumstances where the net asset value calculated by using market valuations may deviate from $1.00 per unit and might result in a material dilution or other unfair result to investors or existing Contract Owners. Under such circumstances, the Board of Managers may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; suspending redemptions in connection with liquidating the Money Market Variable Account; postponing payment of redemption proceeds; or processing transactions at a net asset value per unit using available market quotations; and such other measures as the Board of Managers may deem appropriate.

Effective July 29, 2010, the fifth paragraph in the sub-section entitled “Non-Money Market Variable Accounts” under the main heading “Determination of the Value of a Variable Account’s Assets” is replaced in its entirety by the following:

Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service.